Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

            --------------------------------------------------------
                        American Express Master Trust
            --------------------------------------------------------



     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB") as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on February 15, 2001 and related due period from December 28, 2000 through January 27, 2001.


A.   Information Regarding the American Express Master Trust

1.   Trust Principal Component as of the
     end of the preceding Due Period.....                    $5,630,742,193.35

2.   Aggregate Invested Amounts as of the end of the
     preceding Due Period.....                               $3,044,473,043.00

3.   Transferor Amount as of the end of the
     preceding Due Period.....                               $2,586,269,150.35

4.(a)Transferor Percentage as of the
     end of the second preceding Due Period                           54.9190%

4.(b)Transferor Percentage as of the end of the
     preceding Due Period.....                                        45.9312%

5.   Aggregate Excess Principal Collections for the
     preceding Due Period.....                               $2,365,852,708.76

6.   Aggregate Principal Shortfalls for the
     preceding Due Period                                                $0.00

                         Monthly Servicer's Certificate
               American Express Travel Related Services Company, Inc.

B. Information Regarding Performance of the American Express Master Trust Receivable Pool

1.   The aggregate Receivable balance as of

  (a)the beginning of the preceding Due Period was
     equal to.....                                           $6,962,200,532.73
  (b)the end of the preceding Due Period was
     equal to.....                                           $5,804,888,859.12

2.   The Yield Factor in effect
     for the preceding Due Period                                      3.0000%

3.   The aggregate amount of billed Receivables
     as of the beginning of the preceding
     Due Period was equal to.....                            $6,245,746,678.18

4. (a)The aggregate amount of Collections on Receivables,
     exclusive of recoveries for the preceding Due Period
     was equal to.....                                       $5,399,300,612.32

4.(b)The aggregate balance of Receivables
     deposited to the Collection Account
     Pursuant to Sections 2.04 (d) and 3.03
     of the Agreement for the preceding Due Period
     was equal to.....                                                   $0.00

5.   The aggregate amount of Principal Collections
     for the preceding Due Period was equal to.....          $5,237,321,593.95

6.   The aggregate amount of Yield Collections
     for the preceding Due Period was equal to.....            $161,979,018.37

7.   Gross Losses
     [The aggregate amount of Receivables for all Accounts
     which became Defaulted Accounts during the
     preceding Due Period] was equal to.....                    $15,529,693.06

8.   The aggregate amount of Recoveries
     for the preceding Due Period
     was equal to.....                                           $4,520,949.16

9.(a)Net Losses[Gross Losses, less Recoveries]
     for the preceding Due Period
     was equal to.....                                          $11,008,743.90

9.(b)The Default Amount [Net Losses, times
     (1 minus the Yield Factor)]
     for the preceding Due Period
     was equal to.....                                          $10,678,481.58

10.  Delinquent Balances
     The aggregate amount of outstanding balances in the
     Accounts that was delinquent as of such Accounts'
     cycle billing date occurring during the
     preceding Due Period:
                                                              Aggregate Balance
(a)  30-59 Days                                                 $78,449,117.02
(b)  60-89 Days                                                 $29,130,382.73
(c)  90-119 Days                                                $20,118,875.58
(d) 120 days or more                                            $58,933,466.12

      Total                                                    $186,631,841.45

                         Monthly Servicer's Certificate
               American Express Travel Related Services Company, Inc.

C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

1.   The aggregate amount of Charge Volume and Fees
     for the preceding Due Period.....                       $4,257,518,631.77

2.   Computed yield as a percentage of Charge Volume and Fees
     [Yield Collections for the preceding Due Period
     divided by the aggregate amount of Charge Volume and Fees
     for the preceding Due Period].....                                3.8045%

3.   Gross Losses as a Percentage of Charge Volume and Fees
     [Gross Losses, divided by the aggregate amount of Charge
     Volume and fees for the preceding Due Period].....                0.3648%

4.   Recovery rate [Recoveries, divided by
     the aggregate amount of Charge Volume and Fees
     for the preceding Due Period].....                                0.1062%

5.   Net Losses as a Percentage of Charge Volume and Fees
     [Net Losses, divided by the aggregate amount of Charge
     Volume and Fees for the preceding Due Period].....                0.2586%

6.   Computed Net Yield as a Percentage of Charge Volume and Fees
     [Yield Collections less Net Losses,
     divided by the aggregate amount of Charge Volume and Fees
     for the preceding Due Period].....                                3.5460%

7.   Average Monthly Payment rate for the Due Period
     [Collections on Receivables, excluding Recoveries
     for the preceding Due Period, divided by the
     aggregate amount of billed Receivables as of
     the beginning of the preceding Due Period].....                  86.4476%

8.   Receivable turnover rate
     Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable
     balances for the previous twelve Due Periods, including the
     Receivable balance at the beginning of such twelve month
     Period                                                            9.4102%

9.   Delinquency rates
     [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:


(a)  30-59 Days                                                        1.3142%
(b)  60-89 Days                                                        0.4880%
(c)  90-119 Days                                                       0.3370%
(d) 120 or More Days                                                   0.9872%

                       Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.


D.   Information Regarding the Privileged Assets Program

1.   Estimated Trust Privileged Assets Billed Amounts
     for the second preceding Due Period.....                   $15,810,730.00

2.   Privileged Assets Applied Dilution Factor for the
     second preceding Due Period.....                                35.64539%

3.   Privileged Assets Calculated Amount for the
     preceding Due Period.....                                   $5,466,723.00

4.   Trust Principal Component as of the end of the
     preceding Due Period (reduced by the Privileged
     Assets Calculated Amount for the preceding
     Due Period).....                                        $5,625,275,470.00

5.   Minimum Trust Principal Component.....                  $3,274,000,000.00

6.   Transferor Amount (reduced by the Privileged
     Assets Calculated Amount for the preceding
     Due Period)as of the end of the preceding
     Due Period.....                                         $2,580,802,427.00

7.   The Trust Principal Component as of the end
     of the preceding Due Period (reduced by the
     privileged Assets Calculated Amount for the
     preceding Due Period) [Item 4] was not less
     than the Minimum Trust Principal Component [Item5].                   Yes

8.   Transferor Amount (reduced by the Privileged
     Assets Calculated Amount for the preceding Due
     Period) [Item 6] as a percentage of the Trust Principal
     Component (reduced by the Privileged Assets
     Calculated Amount for the preceding Due Period) [Item 4]           45.88%

9.   The Transferor Amount (reduced by the Privileged
     Assets Calculated Amount for the preceding Due
     Period) [Item 6] was not less than 3.0% of the
     Trust Principal Component (reduced by the Privileged
     Assets Calculated Amount for the preceding Due Period)
     [Item 4].....                                                         Yes

                     Monthly Servicer's Certificate
            American Express Travel Related Services Company, Inc.

10.  Estimated Trust Privileged Assets Billed Amounts
     for the second Preceding Due Period [Item 1] as a
     percentage of Trust Principal Component for the
     preceding Due Period (as reduced) [Item 4]....                    0.2810%

11.  Item 10 does not exceed 1% at the same time as
     Item 8 is not less than 17%.                                          Yes

12.  Average of the Privileged Assets Monthly Payment
     Rates for the 6 month period ending on the last
     day of the second preceding Due Period.                         88.80151%

13.  Trust Average Monthly Payment Rate for the preceding
     Due Period.                                                      83.4996%

14.  110% of Item 13.....                                             91.8496%

15.  Item 12 is not less than Item 14                                       No

16.  Item 8 is not less than 17%                                           Yes

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of February 2001.




                                             American Express
                                             Travel Related Services
                                             Company, Inc.
                                             Servicer,

                                             By:  /s/ Lawrence Fazzari
                                                 -----------------------
                                                 Name:  Lawrence Fazzari
                                                 Title: Vice President
                                                        Business Results

                 -------------------------------------------------------
                 American Express Travel Related Services Company, Inc.
                     American Express Master Trust, Series 1994-2
                 -------------------------------------------------------
                Schedule - to Monthly Servicer's Certificate with respect
                         To the Series 1994-2 Certificates


A.   Information Regarding American Express Master Trust Series
     1994-2 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                              4.7008%

2.   Fixed Allocation Percentage.....                                  0.0000%

3.(a)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Yield Collections.....                                              $0.00

3.(b)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Principal Collections.....                                          $0.00

4.   The amount of Yield Collections allocable to
     Series 1994-2 [Floating Allocation
     Percentage, times Yield Collections].....                   $7,614,299.33

5. The amount of Principal Collections allocable to Series 1994-2:

 (a) During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                          $246,195,678.49

 (b) During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                                   $0.00

6.   The Investor Default Amount allocable to
     Series 1994-2 [Floating Allocation
     Percentage, times Default Amount].....                        $501,973.38

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series 1994-2 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 7.6000%                          $1,900,000.00

2.   Class B Monthly Interest                                      $112,764.55

3.   Investor Monthly Servicing Fee                                $529,100.53

4.   Reimbursement of Class A Investor Charge offs                       $0.00

5.   Investor Default Amount                                       $501,973.38

6.   Unpaid Class B Interest                                             $0.00

7.   Reimbursement of Class B Investor Charge offs                       $0.00

8.   Excess Yield Collections                                    $4,570,460.88

                ------------------------------------------------------
                American Express Travel Related Services Company, Inc.
                    American Express Master Trust, Series 1994-2
                ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1994-2 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account
     for distribution to Class A Certificateholders                      $0.00

2.   Class B Monthly Principal deposited to the
     CollectionAccount
     for distribution to Class B Certificateholders                      $0.00

3.   Series 1994-2 Principal Shortfalls                                  $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1994-2 Collection Account
     for distribution to Certificateholders                              $0.00

5.   Excess Principal Collections allocable to other
     Series                                                    $246,697,651.87

D.   Information Regarding the Series 1994-2 Class A
     Interest Funding Account

1.   Beginning Balance                                           $7,600,000.00

2.   Deposit from Collection Account                             $1,900,000.00

3.   Withdrawal to Class A Certificateholders, if any                    $0.00

4.   Ending Balance                                              $9,500,000.00

E.   Information Regarding the Series 1994-2 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest
     previously due but not deposited in the Class A
     Interest Funding Account on a prior
     Distribution Date.....                                              $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Interest Payment Date or
     Special Payment Date.....                                           $0.00

3.   The amount of any Class B Monthly Interest
     previously due but not distributed to Class B
     Certificateholders on a prior
     Distribution Date.....                                              $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                                $0.00

                -------------------------------------------------------
                American Express Travel Related Services Company, Inc.
                    American Express Master Trust, Series 1994-2
                -------------------------------------------------------


F.   Information Regarding Series 1994-2 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                               $300,000,000.00

2.   Class B Certificate Balance                                $17,460,317.00

3.   Class A Invested Amount                                   $300,000,000.00

4.   Class B Invested Amount                                    $17,460,317.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                              $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                              $0.00

7.   Unreimbursed Class A Investor Charge Offs                           $0.00

8.   Unreimbursed Class B Investor Charge Offs                           $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                         $0.00

2.   Class A interest distributions                                      $0.00

3.   Class A principal distributions                                     $0.00

4.   Total Class B distributions                                   $112,764.55

5.   Class B interest distributions                                $112,764.55

6.   Class B principal distributions                                     $0.00


H.   The Series 1994-2 Factors

1.   The Series 1994-2 Class A Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class A Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class A Invested Amount that will occur on the
     following distribution date) to the Initial Class A
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

2.   The Series 1994-2 Class B Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class B Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class B Invested Amount that will occur on the
     following Distribution Date) to the Initial Class B
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

                ------------------------------------------------------
                American Express Travel Related Services Company, Inc.
                   American Express Master Trust, Series 1994-2
                -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of February 2001.




                                       American Express
                                       Travel Related Services Company,Inc.
                                       Servicer,

                                       By: /s/ Lawrence Fazzari
                                           -------------------
                                           Lawrence Fazzari
                                           Vice President
                                           Business Results

              -------------------------------------------------------
                American Express Travel Related Services Company, Inc.
                    American Express Master Trust, Series 1994-3
               -------------------------------------------------------
              Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1994-3 Certificates


A.   Information Regarding American Express Master Trust Series
     1994-3 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                              4.7008%

2.   Fixed Allocation Percentage.....                                  0.0000%

3.(a)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Yield Collections.....                                              $0.00

3.(b)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Principal Collections.....                                          $0.00

4.   The amount of Yield Collections allocable to
     Series 1994-3 [Floating Allocation
     Percentage, times Yield Collections].....                   $7,614,299.33

5. The amount of Principal Collections allocable to Series 1994-3:

 (a) During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                          $246,195,678.49

 (b) During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections]...                                                     $0.00

6.   The Investor Default Amount allocable to
     Series 1994-3 [Floating Allocation
     Percentage, times Default Amount].....                        $501,973.38

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series 1994-3 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 7.8500%                          $1,962,500.00

2.   Class B Monthly Interest                                      $115,674.60

3.   Investor Monthly Servicing Fee                                $529,100.53

4.   Reimbursement of Class A Investor Charge offs                       $0.00

5.   Investor Default Amount                                       $501,973.38

6.   Unpaid Class B Interest                                             $0.00

7.   Reimbursement of Class B Investor Charge offs                       $0.00

8.   Excess Yield Collections                                    $4,505,050.83

              ------------------------------------------------------
              American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-3
              ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1994-3 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account
     for distribution to Class A Certificateholders                      $0.00

2.   Class B Monthly Principal deposited to the
     CollectionAccount
     for distribution to Class B Certificateholders                      $0.00

3.   Series 1994-3 Principal Shortfalls                                  $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1994-3 Collection Account
     for distribution to Certificateholders                              $0.00

5.   Excess Principal Collections allocable to other
     Series                                                    $246,697,651.87

D.   Information Regarding the Series 1994-3 Class A
     Interest Funding Account

1.   Beginning Balance                                           $7,850,000.00

2.   Deposit from Collection Account                             $1,962,500.00

3.   Withdrawal to Class A Certificateholders, if any                    $0.00

4.   Ending Balance                                              $9,812,500.00

E.   Information Regarding the Series 1994-3 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest
     previously due but not deposited in the Class A
     Interest Funding Account on a prior
     Distribution Date.....                                              $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Interest Payment Date or
     Special Payment Date.....                                           $0.00

3.   The amount of any Class B Monthly Interest
     previously due but not distributed to Class B
     Certificateholders on a prior
     Distribution Date.....                                              $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                                $0.00

               -------------------------------------------------------
               American Express Travel Related Services Company, Inc.
                   American Express Master Trust, Series 1994-3
               -------------------------------------------------------


F.   Information Regarding Series 1994-3 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                               $300,000,000.00

2.   Class B Certificate Balance                                $17,460,317.00

3.   Class A Invested Amount                                   $300,000,000.00

4.   Class B Invested Amount                                    $17,460,317.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                              $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                              $0.00

7.   Unreimbursed Class A Investor Charge Offs                           $0.00

8.   Unreimbursed Class B Investor Charge Offs                           $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                         $0.00

2.   Class A interest distributions                                      $0.00

3.   Class A principal distributions                                     $0.00

4.   Total Class B distributions                                   $115,674.60

5.   Class B interest distributions                                $115,674.60

6.   Class B principal distributions                                     $0.00


H.   The Series 1994-3 Factors

1.   The Series 1994-3 Class A Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class A Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class A Invested Amount that will occur on the
     following distribution date) to the Initial Class A
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

2.   The Series 1994-3 Class B Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class B Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class B Invested Amount that will occur on the
     following Distribution Date) to the Initial Class B
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

                ------------------------------------------------------
                American Express Travel Related Services Company, Inc.
                   American Express Master Trust, Series 1994-3
                -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of February 2001.




                                       American Express
                                       Travel Related Services Company,Inc.
                                       Servicer,

                                       By: /s/ Lawrence Fazzari
                                           --------------------
                                           Lawrence Fazzari
                                           Vice President
                                           Business Results

                -------------------------------------------------------
                American Express Travel Related Services Company, Inc.
                    American Express Master Trust, Series 1996-1
                -------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1996-1 Certificates


A.   Information Regarding American Express Master Trust Series
     1996-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                             15.2077%

2.   Fixed Allocation Percentage.....                                  0.0000%

3.(a)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Yield Collections.....                                              $0.00

3.(b)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Principal Collections.....                                          $0.00

4.   The amount of Yield Collections allocable to
     Series 1996-1 [Floating Allocation
     Percentage, times Yield Collections].....                  $24,633,287.34

5. The amount of Principal Collections allocable to Series 1996-1:

 (a) During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                          $796,476,290.75

 (b) During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                                   $0.00

6.   The Investor Default Amount allocable to
     Series 1996-1 [Floating Allocation
     Percentage, times Default Amount].....                      $1,623,951.72

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series 1996-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 6.0306%                          $4,774,248.75

2.   Class B Monthly Interest                                      $468,581.08

3.Investor Monthly Servicing Fee                                 $1,711,711.71

4.   Reimbursement of Class A Investor Charge offs                       $0.00

5.   Investor Default Amount                                     $1,623,951.72

6.   Unpaid Class B Interest                                             $0.00

7.   Reimbursement of Class B Investor Charge offs                       $0.00

8.   Excess Yield Collections                                   $16,054,794.08

                    ------------------------------------------------------
                    American Express Travel Related Services Company, Inc.
                        American Express Master Trust, Series 1996-1
                    ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1996-1 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account
     for distribution to Class A Certificateholders                      $0.00

2.   Class B Monthly Principal deposited to the
     CollectionAccount
     for distribution to Class B Certificateholders                      $0.00

3.   Series 1996-1 Principal Shortfalls                                  $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1996-1 Collection Account
     for distribution to Certificateholders                              $0.00

5.   Excess Principal Collections allocable to other
     Series                                                    $798,100,242.47

D.   Information Regarding the Series 1996-1 Class A
     Interest Funding Account

1.   Beginning Balance $0.00

2.   Deposit from Collection Account                             $4,774,248.75

3.   Withdrawal to Class A Certificateholders, if any            $4,774,248.75

4.   Ending Balance  $0.00

E.   Information Regarding the Series 1996-1 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest
     previously due but not deposited in the Class A
     Interest Funding Account on a prior
     Distribution Date.....                                              $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Interest Payment Date or
     Special Payment Date.....                                           $0.00

3.   The amount of any Class B Monthly Interest
     previously due but not distributed to Class B
     Certificateholders on a prior
     Distribution Date.....                                              $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                                $0.00

                -------------------------------------------------------
                American Express Travel Related Services Company, Inc.
                    American Express Master Trust, Series 1996-1
                -------------------------------------------------------


F.   Information Regarding Series 1996-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                               $950,000,000.00

2.   Class B Certificate Balance                                $77,027,027.00

3.   Class A Invested Amount                                   $950,000,000.00

4.   Class B Invested Amount                                    $77,027,027.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                              $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                              $0.00

7.   Unreimbursed Class A Investor Charge Offs                           $0.00

8.   Unreimbursed Class B Investor Charge Offs                           $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                 $4,774,248.75

2.   Class A interest distributions                              $4,774,248.75

3.   Class A principal distributions                                     $0.00

4.   Total Class B distributions                                   $468,581.08

5.   Class B interest distributions                                $468,581.08

6.   Class B principal distributions                                     $0.00


H.   The Series 1996-1 Factors

1.   The Series 1996-1 Class A Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class A Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class A Invested Amount that will occur on the
     following distribution date) to the Initial Class A
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

2.   The Series 1996-1 Class B Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class B Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class B Invested Amount that will occur on the
     following Distribution Date) to the Initial Class B
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

              ------------------------------------------------------
              American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-1
              -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of February 2001.




                                       American Express
                                       Travel Related Services Company,Inc.
                                       Servicer,

                                       By: /s/ Lawrence Fazzari
                                           ---------------------
                                           Lawrence Fazzari
                                           Vice President
                                           Business Results

               -------------------------------------------------------
               American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
               -------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1996-2 Certificates


A.   Information Regarding American Express Master Trust Series
     1996-2 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                              4.8024%

2.   Fixed Allocation Percentage.....                                  0.0000%

3.(a)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Yield Collections.....                                              $0.00

3.(b)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Principal Collections.....                                          $0.00

4.   The amount of Yield Collections allocable to
     Series 1996-2 [Floating Allocation
     Percentage, times Yield Collections].....                   $7,778,932.84

5. The amount of Principal Collections allocable to Series 1996-2:

 (a) During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                          $251,518,828.41

 (b) During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                                   $0.00

6.   The Investor Default Amount allocable to
     Series 1996-2 [Floating Allocation
     Percentage, times Default Amount].....                        $512,826.86

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series 1996-2 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 6.0006%                          $1,500,157.50

2.   Class B Monthly Interest                                      $143,918.92

3.   Investor Monthly Servicing Fee                                $540,540.54

4.   Reimbursement of Class A Investor Charge offs                       $0.00

5.   Investor Default Amount                                       $512,826.86

6.   Unpaid Class B Interest                                             $0.00

7.   Reimbursement of Class B Investor Charge offs                       $0.00

8.   Excess Yield Collections                                    $5,081,489.02

                ------------------------------------------------------
                American Express Travel Related Services Company, Inc.
                   American Express Master Trust, Series 1996-2
                ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1996-2 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account
     for distribution to Class A Certificateholders                      $0.00

2.   Class B Monthly Principal deposited to the
     CollectionAccount
     for distribution to Class B Certificateholders                      $0.00

3.   Series 1996-2 Principal Shortfalls                                  $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1996-2 Collection Account
     for distribution to Certificateholders                              $0.00

5.   Excess Principal Collections allocable to other
     Series                                                    $252,031,655.27

D.   Information Regarding the Series 1996-2 Class A
     Interest Funding Account

1.   Beginning Balance                                                   $0.00

2.   Deposit from Collection Account                             $1,500,157.50

3.   Withdrawal to Class A Certificateholders, if any            $1,500,157.50

4.   Ending Balance                                                      $0.00

E.   Information Regarding the Series 1996-2 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest
     previously due but not deposited in the Class A
     Interest Funding Account on a prior
     Distribution Date.....                                              $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Interest Payment Date or
     Special Payment Date.....                                           $0.00

3.   The amount of any Class B Monthly Interest
     previously due but not distributed to Class B
     Certificateholders on a prior
     Distribution Date.....                                              $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                                $0.00

                  -------------------------------------------------------
                  American Express Travel Related Services Company, Inc.
                     American Express Master Trust, Series 1996-2
                  -------------------------------------------------------


F.   Information Regarding Series 1996-2 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                               $300,000,000.00

2.   Class B Certificate Balance                                $24,324,324.00

3.   Class A Invested Amount                                   $300,000,000.00

4.   Class B Invested Amount                                    $24,324,324.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                              $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                              $0.00

7.   Unreimbursed Class A Investor Charge Offs                           $0.00

8.   Unreimbursed Class B Investor Charge Offs                           $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                 $1,500,157.50

2.   Class A interest distributions                              $1,500,157.50

3.   Class A principal distributions                                     $0.00

4.   Total Class B distributions                                   $143,918.92

5.   Class B interest distributions                                $143,918.92

6.   Class B principal distributions                                     $0.00


H.   The Series 1996-2 Factors

1.   The Series 1996-2 Class A Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class A Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class A Invested Amount that will occur on the
     following distribution date) to the Initial Class A
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

2.   The Series 1996-2 Class B Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class B Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class B Invested Amount that will occur on the
     following Distribution Date) to the Initial Class B
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

              ------------------------------------------------------
              American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
              -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of February 2001.




                                       American Express
                                       Travel Related Services Company,Inc.
                                       Servicer,

                                       By: /s/ Lawrence Fazzari
                                           ---------------------
                                           Lawrence Fazzari
                                           Vice President
                                           Business Results

               -------------------------------------------------------
               American Express Travel Related Services Company, Inc.
                   American Express Master Trust, Series 1998-1
               -------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                       To the Series 1998-1 Certificates


A.   Information Regarding American Express Master Trust Series
     1998-1 Allocation Percentages

1.   Floating Allocation Percentage as of the end of
     the Second preceding Due Period.....                             15.6693%

2.   Fixed Allocation Percentage.....                                  0.0000%

3.(a)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Yield Collections.....                                              $0.00

3.(b)Additional Amounts pursuant to
     Section 4.03(c)(ii) treated as
     Principal Collections.....                                          $0.00

4.   The amount of Yield Collections allocable to
     Series 1998-1 [Floating Allocation
     Percentage, times Yield Collections].....                  $25,380,997.81

5. The amount of Principal Collections allocable to Series 1998-1:

 (a) During the Revolving Period [Floating
     Allocation Percentage times Principal
     Collections], treated as Excess Principal
     Collections.....                                          $820,652,262.68

 (b) During the Accumulation Period or an
     Amortization Period [Fixed
     Allocation Percentage, times Principal
     Collections].....                                                   $0.00

6.   The Investor Default Amount allocable to
     Series 1998-1 [Floating Allocation
     Percentage, times Default Amount].....                      $1,673,244.60

B.   Information Regarding the Application of Funds on
     Deposit in the Collection Account for the Series 1998-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.   Class A Monthly Interest @ 5.9000%                          $4,916,666.67

2.   Class B Monthly Interest                                      $293,430.33

3.   Investor Monthly Servicing Fee                              $1,763,668.43

4.   Reimbursement of Class A Investor Charge offs                       $0.00

5.   Investor Default Amount                                     $1,673,244.60

6.   Unpaid Class B Interest                                             $0.00

7.   Reimbursement of Class B Investor Charge offs                       $0.00

8.   Excess Yield Collections                                   $16,733,987.79

               ------------------------------------------------------
               American Express Travel Related Services Company, Inc.
                   American Express Master Trust, Series 1998-1
               ------------------------------------------------------


C.   Information on the Application of Principal
     Collections to the Collection Account
     regarding Series 1998-1 Certificates

1.   Class A Monthly Principal deposited to the
     Collection Account
     for distribution to Class A Certificateholders                      $0.00

2.   Class B Monthly Principal deposited to the
     CollectionAccount
     for distribution to Class B Certificateholders                      $0.00

3.   Series 1998-1 Principal Shortfalls                                  $0.00

4.   Excess Principal Collections allocable from other Series
     deposited to the Series 1998-1 Collection Account
     for distribution to Certificateholders                              $0.00

5.   Excess Principal Collections allocable to other
     Series                                                    $822,325,507.28

D.   Information Regarding the Series 1998-1 Class A
     Interest Funding Account

1.   Beginning Balance                                                   $0.00

2.   Deposit from Collection Account                             $4,916,666.67

3.   Withdrawal to Class A Certificateholders, if any            $4,916,666.67

4.   Ending Balance                                                      $0.00

E.   Information Regarding the Series 1998-1 Accrued and
     Unpaid Amounts

1.   The amount of any Class A Monthly Interest
     previously due but not deposited in the Class A
     Interest Funding Account on a prior
     Distribution Date.....                                              $0.00

2.   The amount of additional interest [at the Class A
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Interest Payment Date or
     Special Payment Date.....                                           $0.00

3.   The amount of any Class B Monthly Interest
     previously due but not distributed to Class B
     Certificateholders on a prior
     Distribution Date.....                                              $0.00

4.   The amount of additional interest [at the Class B
     Certificate Rate] with respect to interest
     amounts that were due but not paid
     on a previous Distribution Date.....                                $0.00

               -------------------------------------------------------
               American Express Travel Related Services Company, Inc.
                    American Express Master Trust, Series 1998-1
               -------------------------------------------------------


F.   Information Regarding Series 1998-1 Certificate
     Balances, Invested Amounts, and Investor Charge Offs
     (for the preceding Due Period)

1.   Class A Certificate Balance                             $1,000,000,000.00

2.   Class B Certificate Balance                                $58,201,058.00

3.   Class A Invested Amount                                 $1,000,000,000.00

4.   Class B Invested Amount                                    $58,201,058.00

5.   Class A Investor Charge Offs for the preceding Due
     Period                                                              $0.00

6.   Class B Investor Charge Offs for the Preceding Due
     Period                                                              $0.00

7.   Unreimbursed Class A Investor Charge Offs                           $0.00

8.   Unreimbursed Class B Investor Charge Offs                           $0.00


G.   Information Regarding the Current Monthly Distribution
     To Class A and Class B Certificateholders

1.   Total Class A distributions                                 $4,916,666.67

2.   Class A interest distributions                              $4,916,666.67

3.   Class A principal distributions                                     $0.00

4.   Total Class B distributions                                   $293,430.33

5.   Class B interest distributions                                $293,430.33

6.   Class B principal distributions                                     $0.00


H.   The Series 1998-1 Factors

1.   The Series 1998-1 Class A Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class A Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class A Invested Amount that will occur on the
     following distribution date) to the Initial Class A
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

2.   The Series 1998-1 Class B Factor for the preceding Record Date
     [which represents the ratio of the amount of the
     Class B Invested Amount as of such Record Date
     (adjusted after taking into account any reduction
     in the Class B Invested Amount that will occur on the
     following Distribution Date) to the Initial Class B
     Invested Amount] (rounded to seven decimal places).....        1.0000000%

                 ------------------------------------------------------
                 American Express Travel Related Services Company, Inc.
                     American Express Master Trust, Series 1998-1
                -------------------------------------------------------


Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1998-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of February 2001.




                                       American Express
                                       Travel Related Services Company,Inc.
                                       Servicer,

                                       By: /s/ Lawrence Fazzari
                                           --------------------
                                           Lawrence Fazzari
                                           Vice President
                                           Business Results